Significant transactions	12 Months Ended
Dec. 31, 2025
Disclosure of transactions between related parties [abstract]
Significant transactions
Note 4. Significant transactions

4.1. Global License Agreement with Janssen Pharmaceutica NV and Share Purchase Agreement with Johnson & Johnson Innovations - JJDC (the Janssen Agreement)

On July 7, 2023, the Company announced a global licensing, co-development, and commercialization agreement with Janssen Pharmaceutica NV (“Janssen”), a Johnson & Johnson company, for the investigational, potential first-in-class nanoradioenhancer JNJ-1900 (NBTXR3). Under the terms of the license agreement, the Company granted Janssen a worldwide license for the development and commercialization of JNJ-1900 (NBTXR3), excluding the Asia Licensing Territory.
The Company maintained operational control on currently ongoing studies, along with JNJ-1900 (NBTXR3) manufacturing and clinical supply operations, subject to Janssen’ right to object based on concern regarding safety risks or that the study is reasonably likely to adversely affect the development (including commercialization) of the licensed product. Janssen will be fully responsible for an initial Phase 2 study evaluating JNJ-1900 (NBTXR3) for patients with stage three lung cancer and will have the right to assume control of studies currently led by the Company.
Following the Hart-Scott-Rodino Act (“HSR”) antitrust clearance, the Company received a non-refundable upfront cash licensing fee of $30 million, and related revenue has been recognized in 2023 in application of IFRS 15. The Company was initially (see amendment below) eligible for success-based payments of up to $1.8 billion, in the aggregate, relating to potential development, regulatory, and sales milestones. Moreover, the agreement includes a framework for additional success-based potential development and regulatory milestone payments of up to $650 million, in the aggregate, for five new indications that may be developed by Janssen at its sole discretion; and of up to $220 million, in the aggregate, per indication that may be developed by the Company in alignment with Janssen. Following commercialization, the Company will also receive tiered double-digit royalties (low 10s to low 20s) on net sales of JNJ-1900 (NBTXR3). On January 29, 2024, the Company announced achievement of operational requirements in NANORAY-312, an ongoing pivotal Phase 3 study evaluating potential first-in-class nanoradioenhancer JNJ-1900 (NBTXR3) for elderly patients with head and neck cancer, resulting in a $20 million milestone payment from Janssen, as part of the Janssen Agreement, which payment was received in May 2024. As of December 31, 2023, this variable consideration was included in the estimated transaction price as it became highly probable that the resulting revenue recognized would not have to be reversed in a future period. See Note 16 - Revenues and other income.
Separately, the Company received $30 million in equity investments from JJDC, comprising an initial tranche equal to $5 million issued without preferential subscription rights which was received as of September 13, 2023 and a second tranche of equity investments of $25 million received as follows: (i) $20.2 million was received on November 7, 2023, and $4.8 million was received on December 4, 2023.
Unless terminated earlier, the Janssen Agreement will remain in effect for so long as royalties are payable under the Janssen Agreement. The Janssen Agreement may be terminated earlier by either party in the event that the other party commits an uncured material breach, or in the case of certain insolvency or bankruptcy events. Additionally, Janssen has the right to terminate the agreement without cause, provided they give prior written notice to the Company. In case of early termination, the received and eligible amounts as of December 31, 2024 are not to be refunded.
On December 22, 2023, the Company entered into a master services agreement (“MSA”) with Janssen which includes the manufacturing and the supply of products by the Company to Janssen for its clinical program, as well as technical expertise and development, in connection with the Janssen Agreement.
The Company announced in May 2024 its intent, aligned with Janssen, to transfer the global sponsorship of the ongoing NANORAY-312 Phase 3 pivotal trial, evaluating JNJ-1900 (NBTXR3) for locally advanced head and neck cancer, to Janssen, in preparation for potential regulatory submission in the event of positive trial results. The parties mutually agreed on the conditions of this transfer and detailed them in agreements signed in the fourth quarter of 2024. Janssen has progressively taken over from the Company the operational execution responsibility of the study, on a country by country basis, starting November 2024, with the objective to complete the transfer of sponsorship as soon as possible. Nanobiotix has continued to support the execution of NANORAY-312 during and after the sponsorship transition.
In March 2025, Nanobiotix and J&J executed an amendment to the License Agreement which is transferring almost all of the financial responsibility for NANORAY-312 from Nanobiotix to Janssen, less a small portion of costs that will remain covered by Nanobiotix. Selected and limited future milestone obligations previously owed by Janssen to Nanobiotix were reduced in consideration of this amendment, while facilitating the Company’s path to sustainable cash flow through significant potential milestone payments over the next few years.
Total expected payments under the agreement related to the Janssen Agreement is adjusted from approximately $2.7 billion to approximately $2.6 billion:
•Revisions to potential future milestone payments in the amendment total $105 million while maintaining eligibility to hundreds of millions potential milestone payments related to the first two programs (cisplatin-ineligible head and neck cancer and stage 3 unresectable lung cancer) in the next 2-3 years ,
•Beyond the hundreds of millions of potential milestone payments in the next 2-3 years for the first two programs to the extent JNJ-1900 (NBTXR3) will hit the related milestone events, the remainder of the $2.6 billion is related to medium-to-long-term potential development, regulatory, and sales milestones for the first two programs and potential payments for new indications that may be developed by Janssen, and
•There are no changes to the potential $220 million per new indication that may be developed by the Company, and potential royalties expected from commercial sales of JNJ-1900 (NBTXR3) remain in the low 10s to low 20s. Potential payments for new indications that may be developed by the Company are in addition to the $2.6 billion deal value, next to potential related royalties.
At the end of 2025, Nanobiotix has completed the transfer of the global sponsorship of Phase 3 study evaluating JNJ-1900 (NBTXR3) for patients with locally advanced head and neck cancer who are ineligible for cisplatin (NANORAY-312) in the majority of regions, along with the transfer of full operational control of the Phase 3 study to Janssen. The regulatory transfer process is still ongoing in Philippines and expected to be finalized by third quarter of 2026.
See Note 16 - Revenues and other income for discussion of the accounting analysis of the agreements with Janssen.
4.2. Asia Licensing Agreement (former LianBio contract), strategic partnership with Janssen

In May 2021, the Company announced a partnership with LianBio a biotechnology company dedicated to bringing paradigm-shifting medicines to patients in China and major Asian markets, to develop and commercialize JNJ-1900 (NBTXR3) in the Asia Licensing Territory.
LianBio has collaborated in the development of JNJ-1900 (NBTXR3) in the Asia-Pacific region in the frame of the study NANORAY-312 and has contributed to patient enrollment in four other future global registrational studies across several tumor types and therapeutic combinations. LianBio has also participated in the global Phase 3 registrational study in head and neck cancer into Greater China and South Korea, while supporting longer term strategic alignment across multiple tumor indications and therapeutic combinations.
As of December 31, 2021, a non-refundable upfront payment of $20 million has been collected by the Company from LianBio upon the signing of the Asia Licensing Agreement. Additionally, the Company is entitled to receive up to an aggregate of $205 million in potential contingent, development and commercialization milestone payments from Janssen pursuant to the Asia Development Agreement (see below), only for the period from December 22, 2023 thereafter. the Company will also be eligible to receive tiered, low double-digit royalties based on net sales of JNJ-1900 (NBTXR3) in the Asia Licensing Territory.
In May 2022 and according to the Asia Licensing Agreement executed in May 2021, the Company entered into a clinical supply agreement and a related quality agreement with LianBio for the purpose of the Company supplying LianBio and LianBio purchasing exclusively from the Company all the required quantities of JNJ-1900 (NBTXR3) for the global clinical study NANORAY-312 and any other studies conducted within the Asia Licensing Territory.
On June 30, 2023, the Company signed a Global Trial Clinical Agreement (the ‘GTCA’) with LianBio, related to the Asia Licensing Agreement entered in May 11, 2021. As contemplated by the GTCA license agreement, LianBio shall participate in the global registrational Phase 3 trial conducted by Nanobiotix, with regard to NANORAY-312 trials conducted within the Asia Licensing Territory. According to the ‘GTCA’, LianBio is responsible for all internal and external costs incurred in connection with the study in the Asia Licensing Territory as well as all external costs and expenses incurred by or on behalf of the Company for the global study that are generally applicable to both (i) the study in the Asia Licensing Territory with respect to the patients enrolled within the enrollment commitment and (ii) the portion of the global study conducted outside of the Asia Licensing Territory. In December 2023, LianBio novated its rights and obligations under the GTCA to Janssen.
On December 22, 2023, the Company announced that LianBio had entered into an agreement with Janssen whereby LianBio novated to Janssen the exclusive rights to develop and commercialize potential first-in-class nanoradioenhancer JNJ-1900 (NBTXR3) in the Asia Licensing Territory.
This Asia Licensing Agreement includes all previously agreed upon economic terms between the Company and LianBio, including the Company’s entitlement to receive up to an aggregate $225 million in potential contingent, development and commercialization milestone payments (less $20 million already paid to the Company by LianBio) along with tiered, low double-digit royalties based on net sales of JNJ-1900 (NBTXR3) in Asia Licensing Territory.
For the year ended December 31, 2025, the Company has collected €0.1 million from Janssen pursuant to clinical supply and GTCA agreements signed with LianBio. Under these agreements, Janssen was required to order and purchase JNJ-1900 (NBTXR3) product from the Company according to quantities specified in binding forecasts prepared under the agreement.
The amendment to the Janssen Agreement executed with Janssen in March 2025, as described in the Note 4.1 above, resulted in a contract modification, that led to an increase of the contract liability related to the Asia Licensing Agreement (formerly Lianbio) (See Note 14.3 - Deferred Income and contract Liabilities). This increase reflects the allocation of the constrained transaction price (See Note 16 - Revenues and other income).and of which a significant part has been allocated to the Asia Licensing Agreement contract Liability. This allocation reflects what would be the impact if each of the two contracts had been amended separately, with each amendment being economically balanced.
See Note 16 - Revenues and other income for discussion of the accounting analysis of the Asia Licensing Agreement.
4.3. PharmaEngine
In August 2012, the Company entered into a license and collaboration agreement with PharmaEngine, which provided for the development and commercialization of JNJ-1900 (NBTXR3) by PharmaEngine throughout the covered Asia-Pacific countries. In March 2021, the Company and PharmaEngine mutually agreed to terminate the License and Collaboration agreement.
As of December 31, 2021, the Company had already paid a total of $6.5 million to PharmaEngine in accordance with the termination agreement signed between the parties. During the period ended December 31, 2022, PharmaEngine became eligible for an additional $1 million payment following receipt and validation of certain clinical study reports, this additional payment was made in August 2022. No payment was made to PharmaEngine during the three years 2023, 2024 and 2025 pursuant to the termination and release agreement.
PharmaEngine remains eligible to receive an additional payment of $5 million upon the second regulatory approval of JNJ-1900 (NBTXR3) in any jurisdiction of the world for any indication. The Company has also agreed to pay royalties to PharmaEngine at low single-digit royalty rates with respect to sales of NBTXR3 in the Asia-Pacific region for a 10-year period beginning at the date of the first sales in the region. As of December 31, 2025, this is a contingent liability as such triggering events have not occurred.
4.4. Financing Agreement with the European Investment Bank (“EIB”)
In July 2018, the Company signed a non-dilutive financing agreement with the EIB to borrow up to €40 million in order to fund its research, development and innovation activities related to JNJ-1900 (NBTXR3) in various therapeutic indications, subject to achieving a set of agreed-upon performance criteria. This financing was divided in three tranches:
•a first tranche of €16 million, received in October 2018, subject to a 6% fixed rate and initially planned to be fully repaid in 2023 at the latest, with such interest accruing as PIK interest;
•a second tranche of €14 million, received in March 2019, subject to a 5% fixed rate, and that was initially planned to be fully repaid between 2021 and 2024; and,
•a last tranche of €10 million, however the Company did not meet the criteria to request this tranche prior to its contractual deadline. Accordingly, the third tranche is no longer available to the Company.
In connection with this financing agreement, the Company also entered into a royalty agreement with EIB pursuant to which the Company is required, during a six-year royalty calculation period commencing on January 1, 2021, to pay (on each June 30 with respect to the preceding year within the calculation period) royalties to EIB. The amount of royalties payable is calculable based on low single digit royalties indexed on our net sales turnover, which vary according to the number of tranches that have been drawn, and indexed on the Company’s annual sales turnover.
On October 18, 2022, the Company and the EIB amended the set of financing and royalties’ agreements (together the “Amendment Agreement to the Finance Contract” or “Amendment Agreement”) relating to the EIB loan to re-align the Company’s outstanding debt obligations with its expected development and commercialization timelines. The main terms and conditions of the Amendment Agreement are as follows:
Under the Amendment Agreement, the repayment of the remaining €25.3 million in principal for both tranches (€16 million for the first tranche and €9.3 million for the second tranche) is due at the earliest of the third royalty payment (four years after commercialization of JNJ-1900 (NBTXR3)) for the first tranche and the second royalty payment (three years following commercialization of NBTXR3) for the second tranche, or on June 30, 2029 irrespective of the commercialization date of JNJ-1900 (NBTXR3). Commercialization date corresponds to the first fiscal year during which net sales will exceed €5 million.
As described further below, in connection with a covenant waiver in respect of the EIB loan, the Company repaid a PIK prepayment amount of €5.4 million in cash in respect of PIK interest accrued through October 2023. Going forward, interest on the remaining €9.3 million in principal from the second tranche will continue to accrue at the unchanged 5% fixed rate paid in semi-annual installments through the repayment date, and interest on the remaining €16 million in principal from the first tranche will continue to accrue at the unchanged 6% fixed rate, with such interest accruing as PIK interest, to be paid at the repayment date.
The annual royalty payment remains in the low single digits and indexed on our net sales turnover, and continues to cover a six-year period but has been re-aligned to begin as of the first year of JNJ-1900 (NBTXR3) commercialization meaning, when the Company achieves annual net sales in excess of €5.0 million.
In addition to the royalty fees, the Amendment Agreement also includes a “milestone” payment of €20 million, which is due at the latest in June 2029. An accelerated redemption schedule for this new milestone payment could be triggered calling for repayment in two equal installments due one year and two years after commercialization, respectively. Further, should the company secure non-dilutive capital through the execution of any business development deal, an accelerated redemption of this new milestone payment would be triggered resulting in a prorated payment amount not exceeding 10% of any upfront or milestone payment received by the Company.
Following the Amendment Agreement in 2022, the Company initially agreed to maintain a minimum cash and cash equivalents balance equal to the outstanding principal owed to EIB. Such covenant was waived in October 2023 following the Company’s repayment of the PIK amount of approximately €5.4 million and the introduction of an additional mechanism for further prepayment of the €20.0 million milestone required under the EIB loan.
The additional prepayment condition on the €20.0 million milestone was met further to the global offering equity raise subscribed at the end of 2023 and further to the upfront and milestone received from Janssen between 2023 and 2024, triggering milestone prepayment to the EIB. For the year ended December 2023 and 2024, €0.8 million and €0.2 million were respectively prepaid to the EIB, resulting in an outstanding balance, still due, of €19.0 million as of December 2024.
Such milestones prepayment mechanism was amended following the 2025 EIB Agreements signed in October 2025, as defined below.
In October 2025, the Royalty Financing signed by the Company with HCR (see Note 4.6. Royalty Financing Agreement) has required to obtain the approval from the EIB and resulted in a set of agreements (the “ 2025 EIB Agreements”) including:
•Subordination Agreement, signed on October 30, 2025: agreement between the Company, the EIB, HCR and HCR Nano SPV, stipulating EIB consent to the new indebtedness with limitations to protect its senior rights;
•EIB Consent and Amendment letter, signed on November 24, 2025: The EIB consents to the issuance of new debt and off-balance sheet commitments incurred by the bonds subscription agreement signed on October 30, 2025.
•EIB Royalty Agreement amended on November 24, 2025: As set in the EIB Consent and Amendment letter dated November 24, 2025, the Royalty Agreement has been amended to reflect changes on royalty payment dates and on advance payments to the three first milestones payments, as described below:
–Royalty payment dates: EIB Royalties shall be paid on a quarterly basis, with 60-day payment terms (versus payment on June 30 of following year in previous version of the contract)
–Advance payment to the Milestone Payment: in case of US Regulatory approval before the long stop date, any outstanding balance regarding the Total Milestone Payment shall be paid to the EIB
–Advance Payment of the Milestone Payment 2: An exceptional 2% rate shall apply on the proceeds of the 50,000 bonds issuance
–Advance Payment of the Milestone Payment 3: the Company shall pay to the EIB an advance milestone payment out of any gross proceeds received by the Company as part of the Royalty Financing in excess of the $2.5 million debt component of the Royalty Financing, applying a 2% rate on the related proceeds.
Accordingly, for the year ended December 2025, €0.9 million was prepaid to EIB, resulting in an outstanding milestones balance, still due of €18.1 million as of December 31, 2025.
The finance contract with the EIB was amended to provide for a new early PIK interest prepayment requirement. Specifically, starting June 30, 2027, if for any quarter, the Company’s cash balance exceeds $150 million for sixty days, the full outstanding amount of PIK interest on the initial tranche (drawn in October 2018) will become due ninety days later, unless the initial tranche maturity date is earlier.
All other covenants included in the 2018 finance contract remain unchanged.
See Note 13 - Financial Liabilities for discussion of the accounting of this liability and the valuation assumptions to determine the average discount rate and the fair value of the loan.
See Note 15 - Financial instruments included in the statement of financial position and impact on income for discussion of the liquidity risk associated with the covenant.
See Note 23 - Commitments for discussion of royalties that may be due in the case of early repayment or change of control after repayment of the loan.
4.5. Collaboration Agreement with the University of Texas MD Anderson Cancer Center
On December 21, 2018, the Company entered into a strategic collaboration agreement with MD Anderson Cancer Center, world prominent center of research, education, prevention and care for cancer patients, which was amended and restated in January 2020 and subsequently amended in June 2021. Pursuant to the MD Anderson Collaboration Agreement, the Company and MD Anderson established a large-scale, comprehensive JNJ-1900 (NBTXR3) clinical collaboration to improve the efficacy of radiotherapy for certain types of cancer. The collaboration initially is expected to support multiple clinical trials conducted by MD Anderson, as sponsor, with JNJ-1900 (NBTXR3) for use in treating several cancer types (including head and neck, pancreatic, and lung cancers). We expect to enroll approximately 312 patients in total across these clinical trials.
As part of the funding for this collaboration, the Company is committed to pay approximately $11 million for those clinical trials during the collaboration, and made an initial $1.0 million payment at the commencement of the collaboration and a second $1.0 million payment on February 3, 2020. Additional payments were made every six months following patient enrollment in the trials, with the balance due upon enrollment of the final patient for all studies.
Nanobiotix may also be required to pay an additional one-time milestone payment upon (i) grant of the first regulatory approval by the Food and Drug Administration in the United States and (ii) the date on which a specified number of patients have been enrolled in the clinical trials.
This milestone payment will depend on the year in which a trigger event occurs, with a minimum amount of $2.2 million due if occurring in 2020 up to $16.4 million if occurred in 2030.
As of December 31, 2025, the Company recognized prepaid expenses for €1.1 million, as compared to €1.2 million for the previous period. Expenses are recorded during the course of the collaboration in the statement of consolidated operations, based on the patients enrolled during the relevant period.
See Note 8.2. - Other current assets for further details on other current assets.
4.6. Royalty Financing Agreement
On October 31, 2025, the Company entered into the Royalty Financing Agreement with HCRx for up to $71 million, including $50 million upfront payment received on December 2, 2025 and eligibility to receive an additional installment of $21 million in December 2026.

Installments

The Royalty Financing Agreement consists of the Company issuing 50,000 bonds subscribed by HCRx, for a total subscription price of up to $71 million. The bonds carry an aggregate nominal value of up to $2.5 million and an aggregate issue premium of up to $68.5 million. The subscription price is arranged in up to two installments:

•First installment: $50 million, issued and received on December 2, 2025, following approval by the EIB, with whom the Company has an existing loan agreement. EIB consent was required due to the additional indebtedness related to the nominal value of the bonds, and due to the transfer of the receivables rights to the management trust (the Management Trust, see below). Going forward, royalties from product sales and certain milestones will be used to pay off EIB loan and the HCRx Royalty Financing. (See Note 4.4. - Financing Agreement with the European Investment Bank (the EIB)).

•Second installment: $21 million, payable 12 months after the initial instalment, in the absence of any termination or clinical hold being imposed by applicable regulators in the United States, European Union, United Kingdom or Japan and in effect for sixty or more days in respect of the NANORAY-312 and/or CONVERGE clinical trials, in the twelve months following December 1, 2025.

The payment of this second installment is not at the option of the Company, provided the corresponding conditions are met. Consequently, the second installment is a cash flow that has been taken into account in the calculation of the effective interest rate at inception for the financial debt accounted for at amortized cost.

Repayment terms and caps

Repayment of the Royalty Financing bonds is tied to a portion of royalties based on annual net sales of the licensed product JNJ-1900 (NBTXR3), as well as a portion of certain regulatory and commercial milestone payments made by Janssen under the Janssen Agreement, excluding net sales and milestones under the Asia Licensing Agreement.
All repayments from royalties and milestones are made in U.S. dollars and are structured as follows:

–The Initial Fixed Return Amount is capped at a total of approximately $124 million and is based on a monetization of only the first $1 billion of JNJ-1900 (NBTXR3) net sales per annum (that is, any sales of JNJ-1900 (NBTXR3) above $1 billion are not monetized and no payment will be made to HCRx related to these sales), plus a portion of certain regulatory and commercial milestone payments. The total amount to be repaid (the Initial Fixed Return Amount) is:
•175% of the subscription price, if repaid on or prior to December 31, 2030.
•250% of the subscription price, if repaid after December 31, 2030.

–After this Initial Fixed Return Amount is paid back, a royalty-only “tail period” begins. During this period, repayments consist of a predefined reduced royalty share based only on the first $750 million of JNJ-1900 (NBTXR3) net sales per annum, capped at $14.9 million per year. This tail period expires 10 years after the first commercial sale of JNJ-1900 (NBTXR3) in the United States.

The repayment period (the Royalty Period) begins upon the first payment of either milestones or royalties from Janssen to Nanobiotix and ends at the earliest of:
–when Janssen has no further payment obligations, or
–the final maturity date. i.e. the earliest of December 31, 2045, or the later of (i) the initial fixed return date (i.e. the date at which the Initial Fixed Return Amount is repaid and (ii) the 10th anniversary of the first commercial sale of the JNJ-1900 (NBTXR3) in the United States).

Repayment ends once either:
–the applicable multiple is fully repaid (excluding nominal value of the bonds), or
–upon reaching any final time limit.
At that point, the Company must repay the nominal bond amount (i.e. $2.5 million if the full funding received, reduced to $1.76 million if only the first installment received).

Total debt issuance costs incurred for the 1st installment amounted to $3.2 million (€2.9 million) as of December 31, 2025. These transaction costs, that are included in the calculation of the effective interest rate, are amortized over the bond expected maturity and recognized as Financial expenses in the Statement of consolidated operations.

Management Trust:

Payment and repayment obligations under both this royalty financing agreement with HCRx and the existing royalty agreement with the EIB will be furnished through the transfer of receivables from the JNJ-1900 (NBTXR3) license agreement to a French law trust. This repayment and compensation will be implemented through a trust established between (i) Nanobiotix as settlor and beneficiary, (ii) HCRx funds as beneficiaries, and (iii) EIB as beneficiary.
Allocation of Janssen payments between the beneficiaries follows allocation keys set in the Trust agreement with no preference or priority.

The company controls the trust, which is therefore included in its reporting perimeter. In the event that no royalty or milestones payments are received by the management trust, HCRx’s recourse against the Company is limited to repayment of the nominal value of the issued bonds.